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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 3, 2004


                            LAKES ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)


         MINNESOTA                       0-24993                41-1913991
(State or other jurisdiction        (Commission File          (IRS Employer
     of incorporation)                   Number)            Identification No.)



        130 CHESHIRE LANE, MINNETONKA, MINNESOTA                  55305
        (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (952) 449-9092



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)     Exhibits

          99.1  Lakes Entertainment, Inc. Press Release dated May 3, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On May 3, 2004, Lakes Entertainment, Inc. issued a press release that included financial information for the first quarter ended April 4, 2004. A copy of the press release is being furnished to the Securities and Exchange Commission and is attached as Exhibit 99.1 to this Form 8-K.



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        LAKES ENTERTAINMENT, INC.
                                        (Registrant)



Date: May 5, 2004                       By:  /s/ Timothy J. Cope
                                            -----------------------------------
                                            Name: Timothy J. Cope
                                            Title: President and Chief Financial
                                                   Officer



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                                  EXHIBIT INDEX


EXHIBIT NO.         DESCRIPTION
-----------         -----------
99.1                Press Release dated May 3, 2004.